UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 30, 2006

       TBW Mortgage-Backed Trust Series 2006-3

(Issuing Entity)

            Structured Asset Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-129480	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its TBW Mortgage-Backed Pass-Through Certificates, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129480) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $643,907,973 aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class 5-A3, Class AP, Class AX, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class R Certificates of its TBW Mortgage-Backed Pass-Through Certificates, Series 2006-3 on June 30, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 2, 2006, as supplemented by the Prospectus Supplement dated June 29, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class 1-A, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A1, Class 4-A2, Class 4-A3, Class 5-A1, Class 5-A2, Class 5-A3, Class AP, Class AX, Class M, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class R and Class LT-R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $654,382,366 as of June 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated as of June 1, 2006, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of June 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Taylor, Bean & Whitaker Mortgage Corp., as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:       /s/ Mary Stone

Name:  Mary Stone

Title:    Vice President

Dated: June 30, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of June 1, 2006, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of June 1, 2006, by and among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee.